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                               AMENDMENT NO. 1 TO

                                   APPENDIX A

                           Delaware Group Premium Fund

                   Multiple Class Plan Pursuant to Rule 18f-3


   Select Growth Series (formerly Aggressive Growth Series)

         Select Growth Series - Standard Class
         Select Growth Series - Service Class

   Convertible Securities Series

         Convertible Securities Series - Standard Class
         Convertible Securities Series - Service Class

   Balanced Series (formerly Delaware Balanced Series)

         Balanced Series - Standard Class
         Balanced Series - Service Class

   Growth Opportunities Series (formerly DelCap Series)

         Growth Opportunities Series - Standard Class
         Growth Opportunities Series - Service Class

   High Yield Series (formerly Delchester Series)

         High Yield Series - Standard Class
         High Yield Series - Service Class

   Devon Series

         Devon Series - Standard Class
         Devon Series - Service Class

   Emerging Markets Series

         Emerging Markets Series - Standard Class
         Emerging Markets Series - Service Class

   Global Bond Series

         Global Bond Series - Standard Class
         Global Bond Series - Service Class

   Growth and Income Series (formerly Decatur Total Return Series)

         Growth and Income Series - Standard Class
         Growth and Income Series - Service Class

   International Equity Series

         International Equity Series - Standard Class
         International Equity Series - Service Class


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   REIT Series

         REIT Series - Standard Class
         REIT Series - Service Class

   Select Growth Series

         Select Growth Series - Standard Class
         Select Growth Series - Service Class

   Small Cap Value Series (formerly Value Series)

         Small Cap Value Series - Standard Class
         Small Cap Value Series - Service Class

   Social Awareness Series (formerly Quantum Series)

         Social Awareness Series - Standard Class
         Social Awareness Series - Service Class

   Strategic Income Series

         Strategic Income Series - Standard Class
         Strategic Income Series - Service Class

   Technology and Innovation Series

         Technology and Innovation Series - Standard Class
         Technology and Innovation Series - Service Class

   Trend Series

         Trend Series - Standard Class
         Trend Series - Service Class

   U.S. Growth Series

         U.S. Growth Series - Standard Class
         U.S. Growth Series - Service Class



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